Emergent BioSolutions Joins U.S. Government’s Warp Speed Program in Landmark Public-Private CDMO Partnership for COVID-19 Vaccine Development and Manufacturing ‐ Emergent and HHS expand 2012 CIADM public-private partnership with task order valued at approximately $628 million for rapid domestic production of leading COVID-19 vaccine candidates through 2021 ‐ Emergent will provide molecule-to-market CDMO services and commit manufacturing capacity, valued at approximately $542.7 million, paving the way for pharmaceutical and biotechnology innovators to advance COVID-19 programs ‐ Task order also includes approximately $85.5 million for expansion of Emergent’s viral and non-viral CDMO drug product fill/finish capacity GAITHERSBURG, Md., June 1, 2020 — Emergent BioSolutions Inc. (NYSE:EBS) today announced that it has been issued a task order under an existing contract with the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response (ASPR) at the U.S. Department of Health & Human Services (HHS), to deploy its contract development and manufacturing (CDMO) capacities, capabilities, and expertise to support the U.S. government’s efforts to accelerate delivery of COVID-19 vaccines. “Emergent is proud of this expanded BARDA partnership that symbolizes confidence in our development and manufacturing capabilities that have served the U.S. government’s needs for more than two decades,” said Robert G. Kramer Sr., president and chief executive officer of Emergent BioSolutions. “Our longstanding record of delivering safe and effective medical countermeasures for public health positions us to continue to help at this critical moment by advancing COVID-19 vaccine programs of our fellow innovators in the industry.” This task order, valued at approximately $628 million, is being issued under the company’s 2012 contract with BARDA that established Emergent’s Baltimore Bayview facility as a Center for Innovation in Advanced Development and Manufacturing (CIADM) for pandemic preparedness, and expands the partnership to include investments in Emergent’s Baltimore Camden and Rockville facilities, creating a U.S.-based manufacturing supply chain for pharmaceutical and biotechnology innovators of COVID-19 vaccine candidates. Under the task order, Emergent will deploy its molecule-to-market CDMO offering, committing manufacturing capacity, valued at approximately $542.7 million, for production of COVID-19 vaccine candidates through 2021. This award secures, on behalf of leading COVID-19 vaccine innovators that are supported by the U.S. government, capacity for drug substance manufacturing at the company’s Baltimore Bayview facility and for drug product manufacturing at the Baltimore Camden and Rockville locations. The task order also includes an investment of approximately $85.5 million for the rapid expansion of Emergent’s viral and non-viral CDMO drug product fill/finish capacity at the Baltimore Camden and Rockville facilities. Emergent’s Baltimore Bayview CIADM facility was established through a public-private partnership with HHS in 2012 and was designed for rapid manufacturing of large quantities of vaccines and treatments during public health emergencies. The Baltimore Bayview facility has the capacity to produce tens to hundreds of millions of doses of vaccine on an annual basis, based upon the platform technology being used. The task order extends the CIADM collaboration to include viral and non-viral drug product fill/finish capabilities at Emergent’s

Rockville and Baltimore Camden facilities. Activities under this task order are in addition to the company’s previously announced collaborations for COVID-19 vaccine candidates with the Janssen Pharmaceutical Companies of Johnson & Johnson, Novavax, and Vaxart that are currently underway. “Emergent’s landmark partnership with BARDA puts us at the forefront of CDMO collaborations, elevating us to respond to these unprecedented times,” said Syed T. Husain, SVP and CDMO business unit head at Emergent. “This innovative solution paves the way for pharmaceutical and biotechnology innovators with leading COVID-19 vaccine candidates to have an established U.S. development and manufacturing supply chain. This investment in increased capacity and capabilities will serve the industry’s expanding clinical and commercial pipelines more broadly, ultimately benefiting more patients globally.” Financial Considerations The company will provide an update to its 2020 financial outlook incorporating expectations related to this task order and any other relevant information when it reports its second quarter financial results. About Emergent BioSolutions Emergent BioSolutions is a global life sciences company whose mission is to protect and enhance life. Through our specialty products and contract development and manufacturing services, we are dedicated to providing solutions that address public health threats. Through social responsibility, we aim to build healthier and safer communities. We aspire to deliver peace of mind to our patients and customers so they can focus on what’s most important in their lives. In working together, we envision protecting or enhancing 1 billion lives by 2030. For more information visit www.emergentbiosolutions.com. Find us on LinkedIn and follow us on Twitter @emergentbiosolu and Instagram @life_at_emergent. Emergent’s Response to COVID-19 Emergent BioSolutions is deploying its decades of experience in vaccine and hyperimmune development and manufacturing, as well as its molecule-to-market contract development and manufacturing (CDMO) services to provide comprehensive medical countermeasure solutions in response to the COVID-19 pandemic. Using its established hyperimmune platforms, Emergent is developing two investigational plasma-based treatments - COVID-Human Immune Globulin (COVID-HIG) and COVID- Equine Immune Globulin (COVID-EIG). COVID-HIG is being developed as a human plasma- derived therapy candidate with $14.5 million in HHS funding, and will be evaluated in at least one of the studies of the National Institute of Allergy and Infectious Diseases, part of the National Institutes of Health, for potential treatment of COVID-19 in severe hospitalized and high-risk patients. COVID-EIG is being developed as an equine plasma-derived therapy candidate for potential treatment of severe disease in humans. Both candidates are anticipated to be in Phase 2 clinical studies in Q3 2020. These investigational products are not approved by the U.S. Food and Drug Administration and their safety and effectiveness have not been established. Emergent is deploying its CDMO capabilities, capacities, and expertise to support the U.S. government’s Warp Speed Program to pave the way for innovators to advance COVID-19 programs. The company has also announced collaborations with the Janssen Pharmaceutical Companies of Johnson & Johnson, Novavax, Inc., and Vaxart, Inc. to develop and manufacture COVID-19 vaccine candidates. For the COVID-19 vaccine response, Emergent’s integrated CDMO network provides development services from its Gaithersburg facility, drug substance manufacturing at its Baltimore Bayview facility, and drug product manufacturing at its Baltimore Camden and Rockville facilities, all in Maryland. For 22 years Emergent has focused on advancing public health, and its multi-pronged approach to tackling COVID-19 demonstrates its commitment to its mission – to protect and enhance life. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the total potential realizable value of the Task Order, the timing of any of the underlying deliverables, our ability to produce or manufacture viable COVID-19 vaccine candidates at the prescribed scale and on the anticipated timeline, and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding for our U.S. government grants and contracts, decisions by BARDA/ASPR/HHS to exercise any options under the Task Order and the Contract and our manufacturing capabilities. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements. ### Media Contact: Miko B. Neri Senior Director, Corporate Communications 240-631-3392 NeriM@ebsi.com Investor Contact: Robert G. Burrows Vice President, Investor Relations 240-631-3280 BurrowsR@ebsi.com